UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
____________________________

Filed by the Registrant ☒                    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12

Aramark
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
______________________________________________________________________________________________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies:
______________________________________________________________________________________________________________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
______________________________________________________________________________________________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction:
______________________________________________________________________________________________________________________________________________________________

(5)	Total fee paid:
______________________________________________________________________________________________________________________________________________________________
☐    Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
______________________________________________________________________________________________________________________________________________________________

(2)	Form, Schedule or Registration Statement No.:
______________________________________________________________________________________________________________________________________________________________

(3)	Filing Party:
______________________________________________________________________________________________________________________________________________________________

(4)	Date Filed:
______________________________________________________________________________________________________________________________________________________________

On December 26, 2018, Aramark sent an email utilizing the following template to several of its largest institutional investors in connection with its upcoming annual meeting of shareholders to be held on January 30, 2019.
We filed our definitive proxy statement (link) in advance of Aramark’s Annual Meeting on January 30th and wanted to advise you in light of the holidays. Following robust outreach this fall, engaging with holders representing ~65% of our shares outstanding, our Compensation Committee took action in response to the shareholder feedback we heard. We enhanced the disclosure in this year’s proxy statement to describe the actions taken and changes made to our compensation program.
We’re reaching out today to request a call with your team to discuss the Board and Compensation Committee’s decision-making process, in addition to answering any questions you may have as you review our proxy materials. For your reference, an overview of key compensation, governance, and disclosure enhancements is below:

•	Eliminated the TSR Outperformance Award for the CEO’s 2019 and go-forward long-term incentive compensation

•	Eliminated the structural component of the Annual Incentive Plan that drove consistent use of negative discretion

•	Provided greater transparency and context throughout the CD&A on the process for setting performance targets and disclosed our targets in our Annual Incentive Plan

•	Expanded the scope of our clawback policy and adopted majority voting

•	Broadened the disclosure of sustainability and diversity, as well as the oversight responsibilities of the Board and its Committees
Please let us know if there is a specific date/time that works well for a conversation between January 14th and January 25th.
We look forward to connecting with you.